UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2012

Commission File Number	Exact name of registrant as specified in its charter, state of incorporation, address of principal executive offices, and telephone number	I.R.S. Employer Identification Number

1-3382	CAROLINA POWER & LIGHT COMPANY d/b/a PROGRESS ENERGY CAROLINAS, INC. 410 South Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6411 State of Incorporation: North Carolina	56-0165465

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

(a) UNDERWRITING AGREEMENT. The Registrant has entered into an Underwriting Agreement, dated May 15, 2012, among the Registrant and Goldman, Sachs & Co., Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC, as underwriters and representatives of the several underwriters, in connection with the offering of $500,000,000 aggregate principal amount of the Registrant’s First Mortgage Bonds, 2.80% Series due 2022 and $500,000,000 aggregate principal amount of the Registrant’s First Mortgage Bonds, 4.10% Series due 2042, registered with the Securities and Exchange Commission on Form S-3 (Reg. No. 333-179835-02). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.

(b) SEVENTY-NINTH SUPPLEMENTAL INDENTURE. The Registrant has entered into a Seventy-ninth Supplemental Indenture, dated as of May 1, 2012, to its Mortgage and Deed of Trust, dated May 1, 1940, as supplemented (the “Mortgage”), with The Bank of New York Mellon (formerly Irving Trust Company) and Ming Ryan (successor to Frederick G. Herbst), as trustees, and Tina D. Gonzalez, as successor to Ming Ryan, in connection with the issuance of the Registrant’s First Mortgage Bonds in two series: (i) 2.80% Series due 2022 and (ii) 4.10% Series due 2042. Pursuant to the Seventy-ninth Supplemental Indenture, Tina D. Gonzalez is succeeding Ming Ryan as the individual trustee. A copy of the Seventy-ninth Supplemental Indenture to the Mortgage is filed herewith as Exhibit 4.

This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement on Form S-3 (Reg. No. 333-179835-02) relating to the offering of the Company’s First Mortgage Bonds.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

1	Underwriting Agreement, dated May 15, 2012, among the Registrant and Goldman, Sachs & Co., Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters.

4	Seventy-ninth Supplemental Indenture, dated as of May 1, 2012, to the Registrant’s Mortgage and Deed of Trust, dated May 1, 1940, as supplemented, with The Bank of New York Mellon (formerly Irving Trust Company) and Ming Ryan (successor to Frederick G. Herbst), as trustees, and Tina D. Gonzalez, as successor to Ming Ryan.

5	Opinion of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. as to legality of the Securities issued by the Registrant.

23	Consent of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. to the filing of Exhibit 5 herewith (included in its opinion filed as Exhibit 5).

25	Form T-2 Statement of Eligibility under the Trust Indenture Act of 1939 of Tina D. Gonzalez, as Trustee under the Registrant’s Mortgage relating to First Mortgage Bonds.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA POWER & LIGHT COMPANY d/b/a PROGRESS ENERGY CAROLINAS, INC.

Registrant

By:	/s/ Mark F. Mulhern
Mark F. Mulhern
Senior Vice President and Chief Financial Officer

Date: May 18, 2012

[Signature Page of Closing Form 8-K]